Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	22,894	24,087	25,627	29,746	102,354	17,409	21,849	21,624	23,397	84,279
Equity in earnings of affiliates	365	462	530	375	1,732	333	435	391	255	1,414
Net gain on dispositions	1	14	—	—	15	—	6	3	1	10
Other income	452	18	49	2	521	18	17	24	15	74
Total Revenues and Other Income	23,712	24,581	26,206	30,123	104,622	17,760	22,307	22,042	23,668	85,777

Costs and Expenses
Purchased crude oil and products	17,679	18,353	19,463	23,914	79,409	11,930	16,198	15,961	18,379	62,468
Operating expenses	1,270	1,137	1,134	1,158	4,699	1,023	994	1,061	1,197	4,275
Selling, general and administrative expenses	384	439	435	437	1,695	386	421	411	420	1,638
Depreciation and amortization	315	320	337	346	1,318	280	290	293	305	1,168
Impairments	2	15	1	6	24	—	2	2	1	5
Taxes other than income taxes*	3,156	3,356	3,456	3,494	13,462	3,461	3,594	3,424	3,209	13,688
Accretion on discounted liabilities	5	6	5	6	22	5	5	5	6	21
Interest and debt expense	105	107	112	114	438	86	83	81	88	338
Foreign currency transaction (gains) losses	(1)	—	7	(6)	—	(7)	—	(9)	1	(15)
Total Costs and Expenses	22,915	23,733	24,950	29,469	101,067	17,164	21,587	21,229	23,606	83,586
Income before income taxes	797	848	1,256	654	3,555	596	720	813	62	2,191
Income tax expense (benefit)	234	267	407	(2,601)	(1,693)	198	204	277	(132)	547
Net Income	563	581	849	3,255	5,248	398	516	536	194	1,644
Less: net income attributable to noncontrolling interests	28	31	26	57	142	13	20	25	31	89
Net Income Attributable to Phillips 66	535	550	823	3,198	5,106	385	496	511	163	1,555
*Includes excise taxes on petroleum product sales:	3,036	3,252	3,376	3,390	13,054	3,360	3,508	3,357	3,156	13,381

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.02	1.06	1.60	6.29	9.90	0.72	0.94	0.97	0.31	2.94
Diluted	1.02	1.06	1.60	6.25	9.85	0.72	0.93	0.96	0.31	2.92

Weighted-Average Common Shares Outstanding (thousands)
Basic	521,647	517,785	512,923	508,148	515,090	531,739	528,247	525,991	524,200	527,531
Diluted	524,520	520,160	515,960	511,352	518,508	534,709	531,060	528,798	526,279	530,066

RECONCILIATION OF SEGMENT NET INCOME (LOSS) TO NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	112	96	117	139	464	80	62	103	35	280
Chemicals	181	196	121	27	525	156	190	101	136	583
Refining	259	224	550	371	1,404	86	149	177	(38)	374
Marketing and Specialties	141	214	208	123	686	205	229	267	190	891
Corporate and Other	(130)	(149)	(147)	2,595	2,169	(129)	(114)	(112)	(129)	(484)
Net Income	563	581	849	3,255	5,248	398	516	536	194	1,644
Less: net income attributable to noncontrolling interests	28	31	26	57	142	13	20	25	31	89
Net Income Attributable to Phillips 66	535	550	823	3,198	5,106	385	496	511	163	1,555

SUMMARY OF NET INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	153	130	166	189	638	121	84	141	56	402
Chemicals	251	294	163	8	716	228	264	176	171	839
Refining	390	307	863	516	2,076	127	207	274	(172)	436
Marketing and Specialties	208	328	317	167	1,020	315	345	400	201	1,261
Corporate and Other	(205)	(211)	(253)	(226)	(895)	(195)	(180)	(178)	(194)	(747)
Consolidated	797	848	1,256	654	3,555	596	720	813	62	2,191

EFFECTIVE TAX RATES

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	26.8%	26.2%	29.5%	26.5%	27.3%	33.9%	26.2%	27.0%	37.5%	30.3%
Chemicals	27.9%	33.3%	25.8%	(237.5)%	26.7%	31.6%	28.0%	42.6%	20.5%	30.5%
Refining	33.6%	27.0%	36.3%	28.1%	32.4%	32.3%	28.0%	35.4%	77.9%	14.2%
Marketing and Specialties	32.2%	34.8%	34.4%	26.3%	32.7%	34.9%	33.6%	33.3%	5.5%	29.3%
Corporate and Other	36.6%	29.4%	41.9%	1,248.2%	342.3%	33.8%	36.7%	37.1%	33.5%	35.2%
Consolidated	29.4%	31.5%	32.4%	(397.7)%	(47.6)%	33.2%	28.3%	34.1%	(212.9)%	25.0%

RECONCILIATION OF ADJUSTED SEGMENT NET INCOME (LOSS) TO ADJUSTED SEGMENT NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	78	74	98	108	358	82	80	79	68	309
NGL and Other	17	14	—	20	51	(6)	(9)	15	7	7
DCP Midstream	17	13	1	14	45	(21)	(9)	9	(6)	(27)
Total Midstream	112	101	99	142	454	55	62	103	69	289
Chemicals	201	196	153	121	671	156	190	190	124	660
Refining
Atlantic Basin/Europe	(50)	109	172	120	351	4	35	5	98	142
Gulf Coast	67	56	77	72	272	68	5	(13)	(51)	9
Central Corridor	62	29	198	192	481	20	55	142	19	236
West Coast	(81)	39	101	(26)	33	(6)	57	—	(161)	(110)
Total Refining	(2)	233	548	358	1,137	86	152	134	(95)	277
Marketing and Specialties
Marketing and Other	124	185	163	87	559	162	199	228	114	703
Specialties	17	33	48	37	135	43	30	39	26	138
Total Marketing and Specialties	141	218	211	124	694	205	229	267	140	841
Corporate and Other	(130)	(148)	(127)	(140)	(545)	(129)	(114)	(113)	(124)	(480)
Adjusted Net Income	322	600	884	605	2,411	373	519	581	114	1,587
Less: net income attributable to noncontrolling interests	28	31	26	57	142	13	20	25	31	89
Adjusted Net Income Attributable to Phillips 66	294	569	858	548	2,269	360	499	556	83	1,498

SPECIAL ITEMS INCLUDED IN NET INCOME
(AFTER-TAX)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	23	—	23	29	—	—	—	29
Impairments by equity affiliates	—	—	—	—	—	(4)	—	—	—	(4)
Hurricane-related costs	—	—	(3)	(3)	(6)	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	—	—	—	(13)	(13)
Equity affiliate ownership restructuring	—	—	—	—	—	—	—	—	(21)	(21)
Pension settlement expense	—	(5)	(2)	—	(7)	—	—	—	—	—
Total Midstream	—	(5)	18	(3)	10	25	—	—	(34)	(9)

Chemicals
Impairments by equity affiliates	(20)	—	—	(19)	(39)	—	—	(89)	—	(89)
Hurricane-related costs	—	—	(32)	(75)	(107)	—	—	—	—	—
Certain tax impacts	—	—	—	—	—	—	—	—	12	12
Total Chemicals	(20)	—	(32)	(94)	(146)	—	—	(89)	12	(77)

Refining
Pending claims and settlements	—	13	18	—	31	—	—	43	—	43
Certain tax impacts	—	—	—	23	23	—	16	—	82	98
Hurricane-related costs	—	—	(8)	(7)	(15)	—	—	—	—	—
Gain on consolidation of business	261	—	—	—	261	—	—	—	—	—
Recognition of deferred logistics commitments	—	—	—	—	—	—	(19)	—	—	(19)
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	(25)	(25)
Pension settlement expense	—	(22)	(8)	(3)	(33)	—	—	—	—	—
Total Refining	261	(9)	2	13	267	—	(3)	43	57	97

Marketing and Specialties
Certain tax impacts	—	—	—	—	—	—	—	—	50	50
Hurricane-related costs	—	—	(1)	—	(1)	—	—	—	—	—
Pension settlement expense	—	(4)	(2)	(1)	(7)	—	—	—	—	—
Total Marketing and Specialties	—	(4)	(3)	(1)	(8)	—	—	—	50	50

Corporate and Other
Pending claims and settlements	—	2	(19)	—	(17)	—	—	1	—	1
Certain tax impacts	—	—	—	—	—	—	—	—	(5)	(5)
U.S. tax reform	—	—	—	2,735	2,735	—	—	—	—	—
Pension settlement expense	—	(3)	(1)	—	(4)	—	—	—	—	—
Total Corporate and Other	—	(1)	(20)	2,735	2,714	—	—	1	(5)	(4)

Total Phillips 66	241	(19)	(35)	2,650	2,837	25	(3)	(45)	80	57

By Business Lines/Regions
Midstream
Transportation	—	—	21	(3)	18	—	—	—	2	2
NGL and Other	—	(5)	(3)	—	(8)	—	—	—	(5)	(5)
DCP Midstream	—	—	—	—	—	25	—	—	(31)	(6)
Total Midstream	—	(5)	18	(3)	10	25	—	—	(34)	(9)

Refining
Atlantic Basin/Europe	—	(2)	(1)	22	19	—	(3)	—	65	62
Gulf Coast	261	(3)	(10)	(8)	240	—	—	43	—	43
Central Corridor	—	(2)	(1)	(1)	(4)	—	—	—	(2)	(2)
West Coast	—	(2)	14	—	12	—	—	—	(6)	(6)
Total Refining	261	(9)	2	13	267	—	(3)	43	57	97

Marketing and Specialties
Marketing and Other	—	(4)	(3)	(1)	(8)	—	—	—	44	44
Specialties	—	—	—	—	—	—	—	—	6	6
Total Marketing and Specialties	—	(4)	(3)	(1)	(8)	—	—	—	50	50

SPECIAL ITEMS INCLUDED IN INCOME BEFORE INCOME TAXES
(PRE-TAX)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	37	—	37	45	—	—	—	45
Impairments by equity affiliates	—	—	—	—	—	(6)	—	—	—	(6)
Hurricane-related costs	—	—	(4)	(6)	(10)	—	—	—	—	—
Equity affiliate ownership restructuring	—	—	—	—	—	—	—	—	(33)	(33)
Pension settlement expense	—	(8)	(3)	(1)	(12)	—	—	—	—	—
Total Midstream	—	(8)	30	(7)	15	39	—	—	(33)	6

Chemicals
Impairments by equity affiliates	(33)	—	—	(31)	(64)	—	—	(89)	—	(89)
Hurricane-related costs	—	—	(53)	(122)	(175)	—	—	—	—	—
Total Chemicals	(33)	—	(53)	(153)	(239)	—	—	(89)	—	(89)

Refining
Pending claims and settlements	—	21	30	—	51	—	—	70	—	70
Certain tax impacts	—	—	—	23	23	—	—	—	32	32
Hurricane-related costs	—	—	(12)	(12)	(24)	—	—	—	—	—
Gain on consolidation of business	423	—	—	—	423	—	—	—	—	—
Recognition of deferred logistics commitments	—	—	—	—	—	—	(30)	—	—	(30)
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	(40)	(40)
Pension settlement expense	—	(35)	(13)	(5)	(53)	—	—	—	—	—
Total Refining	423	(14)	5	6	420	—	(30)	70	(8)	32

Marketing and Specialties
Hurricane-related costs	—	—	(1)	—	(1)	—	—	—	—	—
Pension settlement expense	—	(7)	(3)	(1)	(11)	—	—	—	—	—
Total Marketing and Specialties	—	(7)	(4)	(1)	(12)	—	—	—	—	—

Corporate and Other
Pending claims and settlements	—	3	(31)	—	(28)	—	—	2	—	2
Pension settlement expense	—	(5)	(2)	—	(7)	—	—	—	—	—
Total Corporate and Other	—	(2)	(33)	—	(35)	—	—	2	—	2

Total Phillips 66	390	(31)	(55)	(155)	149	39	(30)	(17)	(41)	(49)

By Business Lines/Regions
Midstream
Transportation	—	—	34	(5)	29	—	—	—	—	—
NGL and Other	—	(8)	(4)	(2)	(14)	—	—	—	—	—
DCP Midstream	—	—	—	—	—	39	—	—	(33)	6
Total Midstream	—	(8)	30	(7)	15	39	—	—	(33)	6

Refining
Atlantic Basin/Europe	—	(4)	(2)	22	16	—	(30)	—	27	(3)
Gulf Coast	423	(5)	(14)	(14)	390	—	—	70	(16)	54
Central Corridor	—	(3)	(1)	(2)	(6)	—	—	—	(11)	(11)
West Coast	—	(2)	22	—	20	—	—	—	(8)	(8)
Total Refining	423	(14)	5	6	420	—	(30)	70	(8)	32

Marketing and Specialties
Marketing and Other	—	(7)	(4)	(1)	(12)	—	—	—	—	—
Specialties	—	—	—	—	—	—	—	—	—	—
Total Marketing and Specialties	—	(7)	(4)	(1)	(12)	—	—	—	—	—

CASH FLOW INFORMATION

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	563	581	849	3,255	5,248	398	516	536	194	1,644
Depreciation and amortization	315	320	337	346	1,318	280	290	293	305	1,168
Impairments	2	15	1	6	24	—	2	2	1	5
Accretion on discounted liabilities	5	6	5	6	22	5	5	5	6	21
Deferred income taxes	493	264	27	(2,670)	(1,886)	154	37	276	145	612
Undistributed equity earnings	(212)	(40)	(291)	27	(516)	(166)	(349)	(257)	(43)	(815)
Net gain on dispositions	(1)	(14)	—	—	(15)	—	(6)	(3)	(1)	(10)
Gain on consolidation of business	(423)	—	—	—	(423)	—	—	—	—	—
Other	6	92	(332)	48	(186)	51	65	(308)	29	(163)
Net working capital changes	(1,297)	641	(195)	913	62	(464)	595	339	31	501
Net Cash Provided by (Used in) Operating Activities	(549)	1,865	401	1,931	3,648	258	1,155	883	667	2,963

Cash Flows From Investing Activities
Capital expenditures and investments	(470)	(458)	(367)	(537)	(1,832)	(750)	(620)	(661)	(813)	(2,844)
Proceeds from asset dispositions*	9	42	14	21	86	5	10	144	(3)	156
Advances/loans—related parties	—	—	(9)	(1)	(10)	(75)	(107)	(84)	(166)	(432)
Collection of advances/loans—related parties	325	—	—	1	326	—	—	107	1	108
Restricted cash received from consolidation of business	318	—	—	—	318	—	—	—	—	—
Other	(24)	(37)	(19)	46	(34)	(42)	(33)	(57)	(14)	(146)
Net Cash Provided by (Used in) Investing Activities	158	(453)	(381)	(470)	(1,146)	(862)	(750)	(551)	(995)	(3,158)

Cash Flows From Financing Activities
Issuance of debt	712	1,891	480	425	3,508	50	100	250	1,690	2,090
Repayment of debt	(773)	(2,137)	(251)	(517)	(3,678)	(100)	(66)	(252)	(415)	(833)
Issuance of common stock**	4	2	17	12	35	4	5	5	20	34
Repurchase of common stock	(285)	(381)	(461)	(463)	(1,590)	(391)	(242)	(179)	(230)	(1,042)
Dividends paid on common stock	(326)	(360)	(356)	(353)	(1,395)	(296)	(329)	(329)	(328)	(1,282)
Distributions to noncontrolling interests	(24)	(30)	(29)	(37)	(120)	(11)	(17)	(17)	(30)	(75)
Net proceeds from issuance of Phillips 66 Partners LP common and preferred units	40	131	—	1,034	1,205	—	669	303	—	972
Other**	(34)	(20)	(12)	(10)	(76)	(39)	12	(11)	(4)	(42)
Net Cash Provided by (Used in) Financing Activities	(686)	(904)	(612)	91	(2,111)	(783)	132	(230)	703	(178)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	2	17	(22)	20	17	36	(28)	3	(1)	10

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,075)	525	(614)	1,572	408	(1,351)	509	105	374	(363)
Cash, cash equivalents and restricted cash at beginning of period	2,711	1,636	2,161	1,547	2,711	3,074	1,723	2,232	2,337	3,074
Cash, Cash Equivalents and Restricted Cash at End of Period	1,636	2,161	1,547	3,119	3,119	1,723	2,232	2,337	2,711	2,711
* Includes return of investments in equity affiliates and working capital true-ups on dispositions.
** Prior periods recasted to conform to the current year presentation.

CAPITAL PROGRAM

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	182	199	178	212	771	446	284	315	408	1,453
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	259	216	148	230	853	261	277	289	322	1,149
Marketing and Specialties	15	23	27	43	108	15	22	26	35	98
Corporate and Other	14	20	14	52	100	28	37	31	48	144
Total Consolidated	470	458	367	537	1,832	750	620	661	813	2,844

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	44	60	62	102	268	35	20	21	23	99
CPChem (Chemicals)	256	131	119	270	776	247	294	205	241	987
WRB Refining (Refining)	42	22	27	35	126	37	43	36	48	164
Select Equity Affiliates	342	213	208	407	1,170	319	357	262	312	1,250

Total Capital Program*
Midstream	226	259	240	314	1,039	481	304	336	431	1,552
Chemicals	256	131	119	270	776	247	294	205	241	987
Refining	301	238	175	265	979	298	320	325	370	1,313
Marketing and Specialties	15	23	27	43	108	15	22	26	35	98
Corporate and Other	14	20	14	52	100	28	37	31	48	144
Total Capital Program	812	671	575	944	3,002	1,069	977	923	1,125	4,094
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem)
and WRB Refining LP.

MIDSTREAM

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) ($ Millions)
Transportation	78	74	119	105	376	82	80	79	70	311
NGL and Other	17	9	(3)	20	43	(6)	(9)	15	2	2
DCP Midstream	17	13	1	14	45	4	(9)	9	(37)	(33)
Midstream Net Income (Loss)	112	96	117	139	464	80	62	103	35	280

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	107	102	174	147	530	123	116	112	90	441
NGL and Other	19	6	(9)	16	32	(9)	(18)	15	7	(5)
DCP Midstream	27	22	1	26	76	7	(14)	14	(41)	(34)
Midstream Income (Loss) before Income Taxes	153	130	166	189	638	121	84	141	56	402

Midstream Adjusted EBITDA ($ Millions)*
PSXP**	149	157	154	240	700	71	92	111	147	421
Other Midstream	70	54	107	55	286	116	81	98	37	332
Transportation and NGL and Other	219	211	261	295	986	187	173	209	184	753
DCP Midstream	71	65	42	70	248	44	64	97	69	274
Midstream Adjusted EBITDA	290	276	303	365	1,234	231	237	306	253	1,027
* See reconciliation of net income to Adjusted EBITDA on next page.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Depreciation and Amortization ($ Millions)
Transportation	33	35	46	44	158	30	32	36	33	131
NGL and Other	35	34	35	37	141	18	18	20	28	84
DCP Midstream	—	—	—	—	—	—	—	—	—	—
Total	68	69	81	81	299	48	50	56	61	215

Operating and SG&A Expense ($ Millions)
Transportation	161	177	187	185	710	122	136	145	153	556
NGL and Other	57	63	65	70	255	45	45	38	49	177
DCP Midstream	—	(1)	—	—	(1)	(1)	—	(1)	(1)	(3)
Total	218	239	252	255	964	166	181	182	201	730

Transportation Volumes (MB/D)
Pipelines*	3,469	3,430	3,447	3,658	3,501	3,488	3,638	3,495	3,424	3,511
Terminals**	2,395	2,581	2,675	3,008	2,665	2,209	2,442	2,417	2,619	2,422
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	175	177	177	215	186	161	174	173	172	170
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)*	53	42	3	49	147	24	(29)	25	(83)	(63)

Depreciation and Amortization ($ Millions)	94	94	94	97	379	95	95	94	94	378

Operating and SG&A Expense ($ Millions)	240	254	226	234	954	245	241	204	281	971

Net Interest Expense ($ Millions)*	76	73	77	72	298	79	79	78	86	322
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	87	121	124	204	536	69	41	41	46	197

Selected DCP Operating Statistics
Total Throughput (TBtu/D)	5.7	5.7	5.7	5.8	5.7	6.9	6.7	6.4	6.1	7.1
NGL Production (MB/D)	341	367	378	411	374	382	416	403	371	393

Weighted Average NGL Price*
DCP Midstream ($/BBL)	25.31	22.94	26.12	30.39	26.19	15.34	19.26	18.98	23.19	19.19
DCP Midstream ($/gal)	0.60	0.55	0.62	0.72	0.62	0.37	0.46	0.45	0.55	0.46
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	32	36	43	47	158	16	21	26	28	91
LP Distribution from PSXP to Phillips 66	37	40	44	46	167	28	30	34	36	128
GP Distribution from DCP Midstream, LP to DCP Midstream***	23	23	43	**	89	31	31	31	31	124
LP Distribution from DCP Midstream, LP to DCP Midstream***	41	40	42	**	123	19	19	19	19	76
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream, LP (formerly DCP Midstream Partners, LP).

MIDSTREAM (continued)

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA
Midstream net income	112	96	117	139	464	80	62	103	35	280
Plus:
Income tax expense	41	34	49	50	174	41	22	38	21	122
Interest revenue	(1)	—	—	—	(1)	—	—	—	—	—
Depreciation and amortization	68	69	81	81	299	48	50	56	61	215
Midstream EBITDA	220	199	247	270	936	169	134	197	117	617

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	(37)	—	(37)	(45)	—	—	—	(45)
Impairments by equity affiliates	—	—	—	—	—	6	—	—	—	6
Hurricane-related costs	—	—	4	6	10	—	—	—	—	—
Equity affiliate ownership restructuring	—	—	—	—	—	—	—	—	33	33
Pension settlement expense	—	8	3	1	12	—	—	—	—	—
Midstream EBITDA, Adjusted for Special Items	220	207	217	277	921	130	134	197	150	611

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	1	(1)	1	1	1	—	—	2
Proportional share of selected equity affiliates net interest	27	26	31	37	121	42	43	43	42	170
Proportional share of selected equity affiliates depreciation and amortization	43	42	54	52	191	58	59	66	61	244
Midstream Adjusted EBITDA	290	276	303	365	1,234	231	237	306	253	1,027

Midstream Adjusted EBITDA by Business Line
100% PSXP Results
PSXP net income	110	119	131	164	524	94	100	112	102	408
Plus:
Income tax expense	—	1	1	2	4	—	1	—	1	2
Net interest expense	23	23	24	29	99	10	11	10	21	52
Depreciation and amortization	28	28	32	28	116	23	23	25	25	96
PSXP EBITDA*	161	171	188	223	743	127	135	147	149	558

Adjustments (pre-tax):
EBITDA attributable to predecessors	(14)	(17)	(36)	(2)	(69)	(58)	(45)	(39)	(5)	(147)
PSXP EBITDA, Adjusted for Predecessors**	147	154	152	221	674	69	90	108	144	411

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	1	1	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—	—	7	7	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	2	3	2	11	18	2	2	3	3	10
PSXP Adjusted EBITDA***	149	157	154	240	700	71	92	111	147	421
* Prior-period information has been retrospectively adjusted for acquisitions of businesses under common control.
** Prior-period information has been retrospectively adjusted for acquisitions of businesses under common control. Also, does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

*** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Total Transportation and NGL and Other
Total Transportation and NGL and Other net income	95	83	116	125	419	76	71	94	72	313
Plus:
Income tax expense	31	25	49	38	143	38	27	33	25	123
Interest revenue	(1)	—	—	—	(1)	—	—	—	—	—
Depreciation and amortization	68	69	81	81	299	48	50	56	61	215
Total Transportation and NGL and Other EBITDA*	193	177	246	244	860	162	148	183	158	651

Special Item Adjustments (pre-tax):
Pension settlement expense	—	8	3	1	12	—	—	—	—	—
Pending claims and settlements	—	—	(37)	—	(37)	—	—	—	—	—
Hurricane-related costs	—	—	4	6	10	—	—	—	—	—
Total Transportation and NGL and Other EBITDA, Adjusted for Special Items*	193	185	216	251	845	162	148	183	158	651

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	1	1	—	—	—	—	—
Proportional share of selected equity affiliates net interest	10	10	18	18	56	10	10	11	10	41
Proportional share of selected equity affiliates depreciation and amortization	16	16	27	25	84	15	15	15	16	61
Total Transportation and NGL and Other Adjusted EBITDA*	219	211	261	295	986	187	173	209	184	753
* Includes PSXP results above. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream
DCP Midstream net income	17	13	1	14	45	4	(9)	9	(37)	(33)
Plus:
Income tax expense (benefit)	10	9	—	12	31	3	(5)	5	(4)	(1)
DCP Midstream EBITDA	27	22	1	26	76	7	(14)	14	(41)	(34)

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—	—	—	(45)	—	—	—	(45)
Impairments by equity affiliates	—	—	—	—	—	6	—	—	—	6
Equity affiliate ownership restructuring	—	—	—	—	—	—	—	—	33	33
DCP Midstream EBITDA, Adjusted for Special Items	27	22	1	26	76	(32)	(14)	14	(8)	(40)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	1	1	(2)	—	1	1	—	—	2
Proportional share of selected equity affiliates net interest	17	16	13	19	65	32	33	32	32	129
Proportional share of selected equity affiliates depreciation and amortization	27	26	27	27	107	43	44	51	45	183
DCP Midstream Adjusted EBITDA*	71	65	42	70	248	44	64	97	69	274
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income ($ Millions)	181	196	121	27	525	156	190	101	136	583

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	461	537	295	27	1,320	422	478	460	290	1,650
Specialties, Aromatics and Styrenics	53	61	46	9	169	49	64	(90)	63	86
Corporate and Other	(11)	(8)	(10)	(14)	(43)	(12)	(13)	(15)	(9)	(49)
Total	503	590	331	22	1,446	459	529	355	344	1,687

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	470	546	304	35	1,355	432	493	471	291	1,687
Specialties, Aromatics and Styrenics	62	65	51	13	191	56	72	(86)	71	113
Corporate and Other	(11)	(8)	(10)	(13)	(42)	(12)	(13)	(13)	(9)	(47)
Total	521	603	345	35	1,504	476	552	372	353	1,753

Depreciation and Amortization ($ Millions)	73	75	85	118	351	77	77	79	83	316

Net Interest Expense ($ Millions)*	(1)	(1)	(3)	(3)	(8)	—	—	(1)	—	(1)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	512	262	238	540	1,552	493	588	411	482	1,974
Advances to Equity Companies	6	2	3	—	11	14	23	10	6	53
Advance Repayments from Equity Companies	(7)	—	—	(52)	(59)	—	(6)	(26)	(31)	(63)

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,016	4,137	3,842	3,875	15,870	4,002	4,139	4,155	3,715	16,011
Specialties, Aromatics and Styrenics	1,206	1,175	1,095	1,142	4,618	1,254	1,212	1,284	1,161	4,911
Total	5,222	5,312	4,937	5,017	20,488	5,256	5,351	5,439	4,876	20,922
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)*	89%	98%	83%	79%	87%	94%	92%	93%	86%	91%
* Revised to exclude polyethylene pipe operations.

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	31.87	29.61	28.21	30.84	30.13	23.95	27.99	33.11	30.11	28.79
HDPE Blow Molding, Domestic Spot (cents/lb)	55.83	58.00	58.67	60.75	58.31	47.42	52.58	54.17	54.67	52.21

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	11.80	12.54	16.14	16.22	14.18	9.80	12.04	10.59	14.31	11.69
HDPE Blow Molding, Total Cash Cost (cents/lb)	44.90	42.59	41.13	43.78	43.10	36.50	40.60	45.95	42.96	41.50

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	31.00	32.48	29.61	31.59	31.17	25.07	27.93	30.74	27.51	27.81
* Source: IHS, Inc.

Reconciliation of Chemicals Net Income to Adjusted EBITDA ($ Millions)
Chemicals net income	181	196	121	27	525	156	190	101	136	583
Plus:
Income tax expense (benefit)	70	98	42	(19)	191	72	74	75	35	256
Chemicals EBITDA	251	294	163	8	716	228	264	176	171	839

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	33	—	—	31	64	—	—	89	—	89
Hurricane-related costs	—	—	53	122	175	—	—	—	—	—
Chemicals EBITDA, Adjusted for Special Items	284	294	216	161	955	228	264	265	171	928

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	20	14	18	16	68	18	26	20	13	77
Proportional share of selected equity affiliates net interest	1	2	1	—	4	2	3	1	2	8
Proportional share of selected equity affiliates depreciation and amortization	69	70	76	92	307	71	70	70	74	285
Chemicals Adjusted EBITDA	374	380	311	269	1,334	319	363	356	260	1,298

REFINING

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) ($ Millions)
Atlantic Basin/Europe	(50)	107	171	142	370	4	32	5	163	204
Gulf Coast	328	53	67	64	512	68	5	30	(51)	52
Central Corridor	62	27	197	191	477	20	55	142	17	234
West Coast	(81)	37	115	(26)	45	(6)	57	—	(167)	(116)
Refining Net Income (Loss)	259	224	550	371	1,404	86	149	177	(38)	374

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	(98)	120	247	179	448	3	14	4	166	187
Gulf Coast	521	86	109	93	809	107	7	51	(95)	70
Central Corridor	97	42	317	299	755	32	96	220	19	367
West Coast	(130)	59	190	(55)	64	(15)	90	(1)	(262)	(188)
Refining Income (Loss) before Income Taxes	390	307	863	516	2,076	127	207	274	(172)	436

Refining Net Income (Loss) ($/BBL)
Atlantic Basin/Europe	(1.25)	2.07	3.27	2.59	1.86	0.07	0.56	0.09	3.11	0.93
Gulf Coast	4.91	0.73	0.95	0.84	1.79	1.00	0.07	0.42	(0.72)	0.18
Central Corridor	2.52	1.21	8.37	8.83	5.18	0.84	2.19	5.92	0.67	2.38
West Coast	(2.95)	1.05	3.14	(0.75)	0.34	(0.19)	1.69	—	(6.32)	(0.92)
Worldwide	1.63	1.23	3.01	1.98	1.97	0.48	0.79	0.96	(0.22)	0.51

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	6.29	7.90	10.02	8.32	8.25	5.79	6.15	5.04	8.19	6.26
Gulf Coast	8.03	6.74	7.26	6.38	7.07	6.76	5.18	5.47	4.61	5.49
Central Corridor	10.54	9.96	14.04	15.16	12.44	7.41	8.65	11.18	7.50	8.70
West Coast	9.95	10.83	12.95	7.96	10.49	9.70	10.94	9.07	6.30	9.15
Worldwide	8.55	8.44	10.49	8.98	9.13	7.11	7.13	7.23	6.47	6.99
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	49	47	47	49	192	47	54	46	52	199
Gulf Coast	65	68	68	70	271	57	58	58	61	234
Central Corridor	27	27	32	33	119	26	26	26	28	106
West Coast	58	62	58	61	239	56	58	58	58	230
Total	199	204	205	213	821	186	196	188	199	769
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	271	213	201	223	908	236	223	215	207	881
Gulf Coast	350	308	312	297	1,267	286	311	344	344	1,285
Central Corridor	144	191	131	161	627	114	119	126	137	496
West Coast	324	234	224	248	1,030	250	202	233	343	1,028
Total	1,089	946	868	929	3,832	886	855	918	1,031	3,690
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	83	19	7	16	125	26	10	17	20	73
Gulf Coast	72	23	11	19	125	23	26	55	51	155
Central Corridor	27	79	14	47	167	10	17	18	15	60
West Coast	117	33	11	17	178	56	16	27	119	218
Total	299	154	43	99	595	115	69	117	205	506
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	16	13	14	13	56	17	15	13	13	58
Gulf Coast	27	23	23	23	96	23	21	12	17	73
Central Corridor	14	13	9	10	46	13	12	7	10	42
West Coast	20	21	—	23	64	22	20	21	19	82
Total	77	70	46	69	262	75	68	53	59	255

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	1	(5)	5	1	5	—	5	—	10

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings of affiliates	(6)	22	144	162	322	(9)	80	68	24	163
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	239	(191)	(262)	(306)	(520)	(146)	(229)	(145)	(165)	(685)
Equity-affiliate-related expenses not included in Realized Refining Margins	233	(169)	(118)	(144)	(198)	(155)	(149)	(77)	(141)	(522)
Regional Totals
Atlantic Basin/Europe	(17)	(18)	25	17	7	(18)	(17)	(16)	(12)	(63)
Gulf Coast	428	(2)	1	(1)	426	14	17	77	15	123
Central Corridor	(178)	(149)	(144)	(160)	(631)	(151)	(149)	(138)	(144)	(582)
Total	233	(169)	(118)	(144)	(198)	(155)	(149)	(77)	(141)	(522)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Net Income to Adjusted EBITDA ($ Millions)
Refining net income	259	224	550	371	1,404	86	149	177	(38)	374
Plus:
Income tax expense (benefit)	131	83	313	145	672	41	58	97	(134)	62
Depreciation and amortization	199	204	205	213	821	186	196	188	199	769
Refining EBITDA	589	511	1,068	729	2,897	313	403	462	27	1,205

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	(21)	(30)	—	(51)	—	—	(70)	—	(70)
Certain tax impacts	—	—	—	(23)	(23)	—	—	—	(32)	(32)
Hurricane-related costs	—	—	12	12	24	—	—	—	—	—
Gain on consolidation of business	(423)	—	—	—	(423)	—	—	—	—	—
Recognition of deferred logistics commitments	—	—	—	—	—	—	30	—	—	30
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	40	40
Pension settlement expense	—	35	13	5	53	—	—	—	—	—
Refining EBITDA, Adjusted for Special Items	166	525	1,063	723	2,477	313	433	392	35	1,173

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	1	1	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	(1)	(1)	(1)	(3)	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	65	65	68	70	268	63	64	65	65	257
Refining Adjusted EBITDA	231	589	1,130	793	2,743	376	497	457	100	1,430

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	366	533	536	543	494	577	594	573	529	568
Total Processed Inputs (MB/D)	446	569	569	597	546	607	626	607	570	602
Crude Oil Capacity Utilization (%)	70%	103%	103%	104%	95%	98%	101%	100%	102%	100%
Clean Product Yield (%)	88%	87%	88%	89%	88%	83%	84%	85%	89%	85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	668	715	694	758	709	679	738	701	701	704
Total Processed Inputs (MB/D)	743	795	767	828	784	748	807	770	775	775
Crude Oil Capacity Utilization (%)	90%	96%	93%	102%	95%	91%	99%	94%	94%	95%
Clean Product Yield (%)	80%	81%	80%	81%	81%	79%	80%	81%	82%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	470	465	480	452	467	472	500	487	479	485
Total Processed Inputs (MB/D)	488	480	497	472	484	491	514	505	498	502
Crude Oil Capacity Utilization (%)	95%	94%	97%	92%	95%	96%	101%	99%	97%	98%
Clean Product Yield (%)	90%	88%	88%	91%	89%	88%	89%	86%	89%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	279	366	368	353	342	323	348	344	257	318
Total Processed Inputs (MB/D)	304	388	398	378	367	351	370	372	287	345
Crude Oil Capacity Utilization (%)	78%	102%	102%	98%	95%	90%	97%	96%	71%	88%
Clean Product Yield (%)	87%	87%	86%	89%	87%	81%	87%	88%	86%	85%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,783	2,079	2,078	2,106	2,012	2,051	2,180	2,105	1,966	2,075
Total Processed Inputs (MB/D)	1,981	2,232	2,231	2,275	2,181	2,197	2,317	2,254	2,130	2,224
Crude Oil Capacity Utilization (%)	84%	98%	98%	100%	95%	94%	100%	97%	93%	96%
Clean Product Yield (%)	85%	85%	85%	87%	86%	82%	84%	84%	86%	84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	213	252	252	260	244	249	256	252	250	252
Distillates	163	228	230	254	219	241	250	246	239	244
Other	81	95	92	90	90	121	123	113	89	111
Total	457	575	574	604	553	611	629	611	578	607
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	296	324	310	333	316	286	321	309	321	309
Distillates	275	292	286	311	291	277	306	291	293	292
Other	178	185	175	191	182	192	190	176	169	182
Total	749	801	771	835	789	755	817	776	783	783

Central Corridor*
Gasoline	253	241	253	251	249	254	270	250	260	258
Distillates	181	180	182	178	180	175	185	183	183	181
Other	59	64	68	48	60	65	65	77	59	67
Total	493	485	503	477	489	494	520	510	502	506
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	154	197	198	189	185	161	185	189	142	169
Distillates	110	141	142	144	135	123	137	137	105	126
Other	41	50	58	44	48	66	49	48	38	50
Total	305	388	398	377	368	350	371	374	285	345

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	916	1,014	1,013	1,033	994	950	1,032	1,000	973	988
Distillates	729	841	840	887	825	816	878	857	820	843
Other	359	394	393	373	380	444	427	414	355	410
Total	2,004	2,249	2,246	2,293	2,199	2,210	2,337	2,271	2,148	2,241

REFINING (continued)

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	51.83	48.24	48.16	55.35	50.90	33.27	45.48	44.88	49.18	43.20
Brent	53.78	49.83	52.08	61.39	54.27	33.89	45.57	45.85	49.46	43.69
LLS	53.51	50.31	51.65	61.05	54.13	35.14	47.34	46.53	50.54	44.88
ANS	53.83	50.68	52.20	61.52	54.56	34.46	45.72	44.78	50.14	43.77
WTI less Maya	7.10	4.29	1.62	2.21	3.80	7.21	7.70	5.86	6.38	6.79
WTI less WCS	13.79	9.99	10.49	16.82	12.77	13.63	12.92	14.22	15.02	13.95

Natural Gas ($/MMBtu)
Henry Hub	3.00	3.05	2.93	2.86	2.96	1.98	2.10	2.85	2.99	2.48

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.46	15.53	19.17	11.26	13.85	11.54	17.92	13.37	13.44	14.07
East Coast Distillate less Brent	12.93	13.29	17.18	17.77	15.29	10.79	12.54	12.59	15.67	12.89
Gulf Coast
Gulf Coast Gasoline less LLS	9.92	10.86	14.90	8.95	11.16	7.81	11.05	10.17	8.58	9.40
Gulf Coast Distillate less LLS	12.26	11.59	16.44	15.48	13.94	7.92	9.07	11.01	13.39	10.35
Central Corridor
Central Gasoline less WTI	12.77	14.11	19.32	16.43	15.66	10.24	13.67	14.16	9.40	11.87
Central Distillate less WTI	14.00	14.59	21.98	23.43	18.50	11.08	11.75	15.38	14.03	13.06
West Coast
West Coast Gasoline less ANS	17.28	21.08	20.83	11.76	17.74	17.66	20.15	16.08	13.26	16.79
West Coast Distillate less ANS	14.84	14.32	20.45	18.81	17.10	11.19	14.70	14.82	17.34	14.51

Worldwide Market Crack Spread ($/BBL)*	12.24	14.06	18.19	13.98	14.62	10.64	13.84	12.96	12.10	12.39
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income ($ Millions)
Marketing and Other	124	181	160	86	551	162	199	228	158	747
Specialties	17	33	48	37	135	43	30	39	32	144
Marketing and Specialties Net Income	141	214	208	123	686	205	229	267	190	891

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	181	275	242	110	808	246	298	339	161	1,044
Specialties	27	53	75	57	212	69	47	61	40	217
Marketing and Specialties Income before Income Taxes	208	328	317	167	1,020	315	345	400	201	1,261

Marketing Net Income ($/BBL)
U.S.	0.52	0.75	0.65	0.34	0.56	0.82	0.81	0.86	0.49	0.74
International	1.59	2.31	1.79	1.54	1.81	1.24	2.04	2.77	2.86	2.21

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.47	1.74	1.63	1.09	1.48	1.83	1.79	1.88	1.10	1.64
International	3.70	4.95	4.45	3.72	4.21	3.16	4.16	5.19	3.68	4.05
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	133	142	160	130	565	123	147	143	129	542
Specialties	72	97	120	103	392	112	92	104	88	396
Total	205	239	280	233	957	235	239	247	217	938
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	22	21	24	25	92	20	22	24	21	87
Specialties	5	5	5	5	20	5	5	5	5	20
Total	27	26	29	30	112	25	27	29	26	107

Operating and SG&A Expense ($ Millions)
Marketing and Other	245	283	292	284	1,104	244	271	261	262	1,038
Specialties	38	37	39	39	153	35	38	38	41	152
Total	283	320	331	323	1,257	279	309	299	303	1,190

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,073	1,188	1,188	1,197	1,162	1,086	1,171	1,158	1,183	1,150
Distillates	667	751	780	866	766	706	782	780	773	760
Other	—	—	1	1	1	—	1	—	—	—
Total	1,740	1,939	1,969	2,064	1,929	1,792	1,954	1,938	1,956	1,910

International Marketing
Gasoline	82	87	84	83	84	90	90	89	82	88
Distillates	168	161	166	165	165	197	193	189	168	187
Other	15	18	17	20	17	15	18	17	17	16
Total	265	266	267	268	266	302	301	295	267	291

Worldwide Marketing
Gasoline	1,155	1,275	1,272	1,280	1,246	1,176	1,261	1,247	1,265	1,238
Distillates	835	912	946	1,031	931	903	975	969	941	947
Other	15	18	18	21	18	15	19	17	17	16
Total	2,005	2,205	2,236	2,332	2,195	2,094	2,255	2,233	2,223	2,201

Foreign Currency Gains (Losses) After-Tax ($ Millions)	1	—	1	(3)	(1)	(1)	1	—	(1)	(1)

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA ($ Millions)
Marketing and Specialties net income	141	214	208	123	686	205	229	267	190	891
Plus:
Income tax expense	67	114	109	44	334	110	116	133	11	370
Depreciation and amortization	27	26	29	30	112	25	27	29	26	107
Marketing and Specialties EBITDA	235	354	346	197	1,132	340	372	429	227	1,368

Special Item Adjustments (pre-tax):
Hurricane-related costs	—	—	1	—	1	—	—	—	—	—
Pension settlement expense	—	7	3	1	11	—	—	—	—	—
Marketing and Specialties EBITDA, Adjusted for Special Items	235	361	350	198	1,144	340	372	429	227	1,368

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	—	1	—	1	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	3	3	2	3	11	3	3	3	3	12
Marketing and Specialties Adjusted EBITDA	238	364	353	201	1,156	343	375	432	230	1,380

CORPORATE AND OTHER

	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss) ($ Millions)	(130)	(149)	(147)	2,595	2,169	(129)	(114)	(112)	(129)	(484)

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(65)	(65)	(68)	(68)	(266)	(54)	(52)	(49)	(55)	(210)
Corporate overhead	(39)	(47)	(45)	(44)	(175)	(42)	(40)	(39)	(40)	(161)
Technology	(15)	(14)	(16)	(17)	(62)	(14)	(14)	(15)	(15)	(58)
U.S. tax reform	—	—	—	2,735	2,735	—	—	—	—	—
Other	(11)	(23)	(18)	(11)	(63)	(19)	(8)	(9)	(19)	(55)
Total	(130)	(149)	(147)	2,595	2,169	(129)	(114)	(112)	(129)	(484)

Pre-Tax Net Interest Expense ($ Millions)
Interest expense	(114)	(113)	(112)	(114)	(453)	(105)	(104)	(103)	(107)	(419)
Capitalized interest	9	6	—	—	15	19	21	22	19	81
Interest revenue	5	7	8	10	30	4	3	7	4	18
Premium on early debt retirement	—	—	—	—	—	(1)	—	—	—	(1)
Total	(100)	(100)	(104)	(104)	(408)	(83)	(80)	(74)	(84)	(321)

Reconciliation of Corporate and Other Net Income (Loss) to Adjusted EBITDA ($ Millions)
Corporate and Other net income (loss)	(130)	(149)	(147)	2,595	2,169	(129)	(114)	(112)	(129)	(484)
Plus:
Income tax benefit	(75)	(62)	(106)	(2,821)	(3,064)	(66)	(66)	(66)	(65)	(263)
Net interest expense	100	100	104	104	408	83	80	74	84	321
Depreciation and amortization	21	21	22	22	86	21	17	20	19	77
Corporate and Other EBITDA	(84)	(90)	(127)	(100)	(401)	(91)	(83)	(84)	(91)	(349)

Special Item Adjustments (pre-tax):
Pension settlement expense	—	5	2	—	7	—	—	—	—	—
Pending claims and settlements	—	—	31	—	31	—	—	—	—	—
Corporate and Other EBITDA, Adjusted for Special Items	(84)	(85)	(94)	(100)	(363)	(91)	(83)	(84)	(91)	(349)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Corporate and Other Adjusted EBITDA	(84)	(85)	(94)	(100)	(363)	(91)	(83)	(84)	(91)	(349)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—	(1)	(1)	2	—	1	—	—	1	2

Phillips 66 Total Company Debt
Total Debt ($ Millions)	10,210	9,965	10,201	10,110	10,110	8,835	8,862	8,858	10,138	10,138
Debt-to-Capital Ratio (%)	30%	30%	30%	27%	27%	27%	27%	27%	30%	30%

Total Equity ($ Millions)	23,725	23,806	23,959	27,428	27,428	23,643	24,066	24,311	23,725	23,725

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

	Millions of Dollars
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	563	581	849	3,255	5,248	398	516	536	194	1,644
Plus:
Income tax expense (benefit)	234	267	407	(2,601)	(1,693)	198	204	277	(132)	547
Net interest expense	99	100	104	104	407	83	80	74	84	321
Depreciation and amortization	315	320	337	346	1,318	280	290	293	305	1,168
Phillips 66 EBITDA	1,211	1,268	1,697	1,104	5,280	959	1,090	1,180	451	3,680

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	33	—	—	31	64	6	—	89	—	95
Pending claims and settlements	—	(21)	(36)	—	(57)	(45)	—	(70)	—	(115)
Certain tax impacts	—	—	—	(23)	(23)	—	—	—	(32)	(32)
Gain on consolidation of business	(423)	—	—	—	(423)	—	—	—	—	—
Equity affiliate ownership restructuring	—	—	—	—	—	—	—	—	33	33
Recognition of deferred logistics commitments	—	—	—	—	—	—	30	—	—	30
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	40	40
Pension settlement expense	—	55	21	7	83	—	—	—	—	—
Hurricane-related costs	—	—	70	140	210	—	—	—	—	—
Phillips 66 EBITDA, Adjusted for Special Items	821	1,302	1,752	1,259	5,134	920	1,120	1,199	492	3,731

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	20	15	19	16	70	19	27	20	13	79
Proportional share of selected equity affiliates net interest	28	27	32	36	123	44	46	44	44	178
Proportional share of selected equity affiliates depreciation and amortization	180	180	200	217	777	195	196	204	203	798
EBITDA attributable to Phillips 66 noncontrolling interests	(46)	(47)	(49)	(87)	(229)	(20)	(30)	(37)	(45)	(132)
Phillips 66 Adjusted EBITDA	1,003	1,477	1,954	1,441	5,875	1,158	1,359	1,430	707	4,654

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and Adjusted EBITDA and Realized refining margins per barrel and Realized marketing fuel margins per barrel. These are non-GAAP financial measures. EBITDA and Adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is net income. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The most directly comparable GAAP measure to both realized margin per barrel measures is net income per barrel. Reconciliations of net income to realized refining margin and realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Recast of Financial Information—Effective in Q4 2017, we changed our segment performance measure to net income from net income attributable to Phillips 66. The supplemental data by segment included herein has been recast for all periods presented to conform with this change. As a result of this change, segment EBITDA and Adjusted EBITDA are before the allocation of EBITDA and Adjusted EBITDA to noncontrolling interests.

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS

	$ Millions, Except as Indicated
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Net income (loss)	(50)	107	171	142	370	4	32	5	163	204
Plus:
Income tax expense (benefit)	(48)	13	76	37	78	(1)	(18)	(1)	3	(17)
Taxes other than income taxes	16	13	14	13	56	17	15	13	13	58
Depreciation, amortization and impairments	49	47	47	49	192	47	54	46	53	200
Selling, general and administrative expenses	14	15	16	16	61	15	16	16	17	64
Operating expenses	257	198	185	207	847	221	207	199	190	817
Equity in losses of affiliates	4	2	3	2	11	2	2	2	2	8
Other segment (income) expense, net	(3)	(3)	(2)	(2)	(10)	(1)	(2)	(12)	4	(11)
Proportional share of refining gross margins contributed by equity affiliates	14	16	15	14	59	17	14	14	10	55
Special items:
Certain tax impacts	—	—	—	(23)	(23)	—	—	—	(32)	(32)
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	5	5
Recognition of deferred logistics commitments	—	—	—	—	—	—	30	—	—	30
Realized refining margins	253	408	525	455	1,641	321	350	282	428	1,381

Total processed inputs (thousands of barrels)	40,116	51,749	52,306	54,897	199,068	55,277	56,955	55,854	52,433	220,519
Adjusted total processed inputs (thousands of barrels)*	40,116	51,749	52,306	54,897	199,068	55,277	56,955	55,854	52,433	220,519

Net income (loss) (dollars per barrel)**	(1.25)	2.07	3.27	2.59	1.86	0.07	0.56	0.09	3.11	0.93
Realized refining margins (dollars per barrel)***	6.29	7.90	10.02	8.32	8.25	5.79	6.15	5.04	8.19	6.26

GULF COAST
Net income (loss)	328	53	67	64	512	68	5	30	(51)	52
Plus:
Income tax expense (benefit)	193	33	42	29	297	39	2	21	(45)	17
Taxes other than income taxes	27	23	24	23	97	23	21	12	17	73
Depreciation, amortization and impairments	67	68	68	70	273	57	58	58	61	234
Selling, general and administrative expenses	12	14	14	15	55	9	13	14	15	51
Operating expenses	338	294	298	282	1,212	277	298	330	329	1,234
Equity in (earnings) losses of affiliates	(7)	2	(1)	2	(4)	(10)	(15)	(8)	(17)	(50)
Other segment (income) expense, net	(422)	1	—	—	(421)	1	—	—	2	3
Proportional share of refining gross margins contributed by equity affiliates	1	—	—	—	1	(4)	(2)	1	1	(4)
Special items:
Pending claims and settlements	—	—	—	—	—	—	—	(70)	—	(70)
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	16	16
Realized refining margins	537	488	512	485	2,022	460	380	388	328	1,556

Total processed inputs (thousands of barrels)	66,848	72,346	70,544	76,213	285,951	68,034	73,439	70,814	71,287	283,574
Adjusted total processed inputs (thousands of barrels)*	66,848	72,346	70,544	76,213	285,951	68,034	73,439	70,814	71,287	283,574

Net income (loss) (dollars per barrel)**	4.91	0.73	0.95	0.84	1.79	1.00	0.07	0.42	(0.72)	0.18
Realized refining margins (dollars per barrel)***	8.03	6.74	7.26	6.38	7.07	6.76	5.18	5.47	4.61	5.49

CENTRAL CORRIDOR
Net income	62	27	197	191	477	20	55	142	17	234
Plus:
Income tax expense	35	15	120	108	278	12	41	78	2	133
Taxes other than income taxes	14	13	9	10	46	13	12	7	10	42
Depreciation, amortization and impairments	27	37	32	33	129	26	26	26	28	106
Selling, general and administrative expenses	8	8	8	10	34	7	8	8	8	31
Operating expenses	136	183	123	151	593	107	111	118	129	465
Equity in (earnings) losses of affiliates	9	(26)	(146)	(166)	(329)	17	(67)	(62)	(10)	(122)
Other segment (income) expense, net	2	4	8	(1)	13	(5)	2	2	(5)	(6)
Proportional share of refining gross margins contributed by equity affiliates	169	175	290	325	959	134	217	199	155	705
Special items:
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	11	11
Realized refining margins	462	436	641	661	2,200	331	405	518	345	1,599

Total processed inputs (thousands of barrels)	24,647	22,331	23,525	21,643	92,146	23,794	25,067	23,977	25,379	98,217
Adjusted total processed inputs (thousands of barrels)*	43,921	43,718	45,733	43,451	176,823	44,639	46,774	46,420	45,858	183,691

Net income (dollars per barrel)**	2.52	1.21	8.37	8.83	5.18	0.84	2.19	5.92	0.67	2.38
Realized refining margins (dollars per barrel)***	10.54	9.96	14.04	15.16	12.44	7.41	8.65	11.18	7.50	8.70

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS (continued)

	$ Millions, Except as Indicated
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Net income (loss)	(81)	37	115	(26)	45	(6)	57	—	(167)	(116)
Plus:
Income tax expense (benefit)	(49)	22	75	(29)	19	(9)	33	(1)	(95)	(72)
Taxes other than income taxes	20	21	—	23	64	17	24	20	19	80
Depreciation, amortization and impairments	58	67	58	61	244	56	58	58	58	230
Selling, general and administrative expenses	11	12	12	13	48	10	13	12	14	49
Operating expenses	313	222	212	235	982	240	189	221	329	979
Other segment (income) expense, net	1	1	2	1	5	1	(5)	—	2	(2)
Special items:
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	8	8
Realized refining margins	273	382	474	278	1,407	309	369	310	168	1,156

Total processed inputs (thousands of barrels)	27,414	35,304	36,635	34,736	134,089	31,981	33,688	34,251	26,409	126,329
Adjusted total processed inputs (thousands of barrels)*	27,414	35,304	36,635	34,736	134,089	31,981	33,688	34,251	26,409	126,329

Net income (loss) (dollars per barrel)**	(2.95)	1.05	3.14	(0.75)	0.34	(0.19)	1.69	—	(6.32)	(0.92)
Realized refining margins (dollars per barrel)***	9.95	10.83	12.95	7.96	10.49	9.70	10.94	9.07	6.30	9.15

WORLDWIDE
Net income (loss)	259	224	550	371	1,404	86	149	177	(38)	374
Plus:
Income tax expense (benefit)	131	83	313	145	672	41	58	97	(135)	61
Taxes other than income taxes	77	70	47	69	263	70	72	52	59	253
Depreciation, amortization and impairments	201	219	205	213	838	186	196	188	200	770
Selling, general and administrative expenses	45	49	50	54	198	41	50	50	54	195
Operating expenses	1,044	897	818	875	3,634	845	805	868	977	3,495
Equity in (earnings) losses of affiliates	6	(22)	(144)	(162)	(322)	9	(80)	(68)	(25)	(164)
Other segment (income) expense, net	(422)	3	8	(2)	(413)	(4)	(5)	(10)	3	(16)
Proportional share of refining gross margins contributed by equity affiliates	184	191	305	339	1,019	147	229	214	166	756
Special items:
Certain tax impacts	—	—	—	(23)	(23)	—	—	—	(32)	(32)
Recognition of deferred logistics commitments	—	—	—	—	—	—	30	—	—	30
Pending claims and settlements	—	—	—	—	—	—	—	(70)	—	(70)
Railcar lease residual value deficiencies and related costs	—	—	—	—	—	—	—	—	40	40
Realized refining margins	1,525	1,714	2,152	1,879	7,270	1,421	1,504	1,498	1,269	5,692

Total processed inputs (thousands of barrels)	159,025	181,730	183,010	187,489	711,254	179,086	189,149	184,896	175,508	728,639
Adjusted total processed inputs (thousands of barrels)*	178,299	203,117	205,218	209,297	795,931	199,931	210,856	207,339	195,987	814,113

Net income (loss) (dollars per barrel)**	1.63	1.23	3.01	1.98	1.97	0.48	0.79	0.96	(0.22)	0.51
Realized refining margins (dollars per barrel)***	8.55	8.44	10.49	8.98	9.13	7.11	7.13	7.23	6.47	6.99
* Adjusted total processed inputs include our proportional share of processed inputs of equity affiliates.
** Net income divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.

RECONCILIATION OF NET INCOME TO REALIZED MARKETING FUEL MARGINS

	$ Millions, Except as Indicated
	2017					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Net income	81	132	118	64	395	133	144	153	89	519
Plus:
Income tax expense	48	79	73	33	233	79	83	90	33	285
Taxes other than income taxes	1,278	1,375	1,409	1,419	5,481	1,260	1,319	1,330	1,278	5,187
Depreciation and amortization	4	3	3	4	14	3	3	3	3	12
Selling, general and administrative expenses	174	193	193	191	751	160	181	185	182	708
Equity in earnings of affiliates	—	(2)	(2)	(1)	(5)	(1)	(2)	(1)	—	(4)
Other operating revenues*	(1,354)	(1,459)	(1,499)	(1,503)	(5,815)	(1,336)	(1,410)	(1,425)	(1,387)	(5,558)
Other segment income	(1)	(14)	—	—	(15)	—	—	—	—	—
Realized marketing fuel margins	230	307	295	207	1,039	298	318	335	198	1,149

Total fuel sales volumes (thousands of barrels)	156,548	176,419	181,110	189,851	703,928	163,019	177,767	178,343	179,982	699,111

Net income (dollars per barrel)	0.52	0.75	0.65	0.34	0.56	0.82	0.81	0.86	0.49	0.74
Realized marketing fuel margins (dollars per barrel)**	1.47	1.74	1.63	1.09	1.48	1.83	1.79	1.88	1.10	1.64

INTERNATIONAL
Net income	38	56	44	38	176	34	56	75	70	235
Plus:
Income tax expense (benefit)	10	19	14	(2)	41	7	16	23	(29)	17
Taxes other than income taxes	1,756	1,881	1,970	1,972	7,579	2,093	2,175	2,019	1,845	8,132
Depreciation and amortization	15	16	17	19	67	15	16	15	17	63
Selling, general and administrative expenses	60	63	70	71	264	59	68	66	66	259
Equity in earnings of affiliates	(19)	(22)	(22)	(20)	(83)	(15)	(20)	(21)	(19)	(75)
Other operating revenues*	(1,760)	(1,883)	(1,973)	(1,978)	(7,594)	(2,097)	(2,186)	(2,024)	(1,850)	(8,157)
Other segment (income) expense, net	(1)	1	(1)	3	2	2	—	—	1	3
Marketing Margins	99	131	119	103	452	98	125	153	101	477
Less: Margin for non-fuel related sales	11	11	10	10	42	11	11	12	11	45
Realized marketing fuel margins	88	120	109	93	410	87	114	141	90	432

Total fuel sales volumes (thousands of barrels)	23,885	24,229	24,596	24,636	97,346	27,497	27,437	27,124	24,516	106,574

Net income (dollars per barrel)	1.59	2.31	1.79	1.54	1.81	1.24	2.04	2.77	2.86	2.21
Realized marketing fuel margins (dollars per barrel)**	3.70	4.95	4.45	3.72	4.21	3.16	4.16	5.19	3.68	4.05
* Primarily excise taxes and other non-fuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.